Exhibit 10.1

FIRST AMENDMENT TO THE
FOURTH AMENDED AND RESTATED
AGREEMENT OF LIMITED PARTNERSHIP OF
XHR LP

(a Delaware limited partnership)

October 30, 2019

Pursuant to Article XI of the Fourth Amended and Restated Agreement of Limited Partnership of XHR LP (the “Partnership Agreement”), XHR GP, Inc., a Delaware corporation, as the General Partner (as defined in the Partnership Agreement), hereby amends the Partnership Agreement as follows:
THIS FIRST AMENDMENT TO THE FOURTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “First Amendment”), dated as of October 30, 2019, is entered into by XHR GP, Inc., a Delaware corporation, as general partner (the “General Partner”) of XHR LP, a Delaware limited partnership (the “Partnership”), for itself and on behalf of the limited partners of the Partnership.

WHEREAS, the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership was executed on November 10, 2015 (the “Partnership Agreement”); and

WHEREAS, pursuant to the authority granted to the General Partner pursuant to Article XI of the Partnership Agreement, the General Partner desires to amend the Partnership Agreement to add provisions related to the Partnership Representative (as defined below) and update certain Exhibits.
NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

I.	Article I shall be amended by adding the following definitions in alphabetical order:

“Designated Individual” has the meaning set forth in Section 10.05(a)(ii).
“Partnership Audit Rules” means Sections 6222 through 6241 of the Code and any Treasury Regulations thereunder and comparable provisions of state and local law.
“Partnership Representative” has the meaning set forth in Section 10.05(a)(ii).

II.	The definition of Indemnitee shall be amended by deleting the period at the end of the sentence and adding the following:

“(including, for the avoidance of doubt, the Partnership Representative and any Designated Individual identified pursuant to Section 10.05).”

III.	The definition of Tax Matters Partner shall be amended by deleting the period at the end of the sentence and adding the following:

“(as in effect prior to amendment by the Bipartisan Budget Act of 2015).”

IV.	Section 10.05(a) shall be deleted in its entirety and replaced with the following:

(a)
(i)    For each taxable year of the Partnership beginning before January 1, 2018, the General Partner shall be the Tax Matters Partner of the Partnership. As Tax Matters Partner, the General Partner shall have the right and obligation to take all actions authorized and required, respectively, by the Code for the Tax Matters Partner. The General Partner shall have the right to retain professional assistance in respect of any audit of the Partnership by the Service and all out-of-pocket expenses and fees incurred by the General Partner on behalf of the Partnership as Tax Matters Partner shall constitute Partnership expenses. In the event the General Partner receives notice of a final Partnership adjustment under Section 6223(a)(2) of the Code, the General Partner shall either (i) file a court petition for judicial review of such final adjustment within the period provided under Section 6226(a) of the Code, a copy of which petition shall be mailed to all Limited Partners on the date such petition is filed, or (ii) mail a written notice to all Limited Partners, within such period, that describes the General Partner's reasons for determining not to file such a petition.

(ii)    For each taxable year of the Partnership beginning on or after January 1, 2018, the General Partner shall act as or appoint the “partnership representative” of the Partnership for purposes of Section 6223(a) of the Code and any comparable provisions of state and local law (the “Partnership Representative”) and, if necessary, shall appoint a “designated individual” within the meaning of Treasury regulations section 301.6223-1 and any comparable provisions of state and local law (a “Designated Individual”). The General Partner may designate a new Partnership Representative or Designated Individual at any time subject to applicable law and shall designate a new Partnership Representative or Designated Individual if such person or entity resigns or is deemed ineligible. The Partnership Representative shall have all of the powers and responsibilities of such position as provided in the Code and Treasury regulations and may take any action or make any elections contemplated by Partnership Audit Rules in the sole and absolute discretion of the General Partner. The General Partner, as Partnership Representative, shall have the right to retain professional assistance as it, in its sole and absolute discretion, determines is necessary to or useful in the performance of its duties, and all out-of-pocket expenses and fees incurred by or in respect of the Partnership Representative shall constitute Partnership expenses. Any Person who serves as Partnership Representative or Designated Individual shall not be liable to the Partnership or any Partner for any action it takes or fails to take in such capacity, unless such action or failure to act constitutes gross negligence or deliberate misconduct. The provisions relating to indemnification of Indemnitees set forth in Section 6.03 hereof shall be fully applicable to the Partnership Representative and the Designated Individual, if any, acting as such. Upon the Partnership’s request, each Partner shall provide to the Partnership within the required time frame any information that the Partnership Representative believes may be necessary or appropriate to resolve any tax issue relating to the Partnership or comply with or be eligible to invoke any aspect of the Partnership Audit Rules. Notwithstanding any provision of this Agreement to the contrary, any taxes, penalties, and interest payable by the Partnership under the Partnership Audit Rules shall be treated as attributable to the Partners, and, to the extent possible, the General Partner shall allocate the burden of any such amounts to those Partners to whom such amounts are reasonably attributable. Any such amounts allocated to a Partner, at the option of the General Partner, shall (a) be promptly paid to the Partnership by such Partner or (b) be paid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner. The obligations of each Partner (or former Partner) under this Section 10.05(a)(ii)) shall survive the Transfer by such Partner of its interest in the Partnership or the dissolution of the Partnership. In the event a Partner Transfers its interest in the Partnership, the transferee and transferor shall be jointly and severally liable for any liability with respect to the obligations of the transferor Partner under this Section 10.05(a)(ii).

V.	Exhibits C-1, C-2 and D shall be deleted in their entirety and replaced with Exhibits C-1, C-2 and D hereto.

VI.
Except as specifically defined herein, all capitalized terms shall have the definitions provided in the Partnership Agreement. This First Amendment has been authorized by the General Partner pursuant to Article XI of the Partnership Agreement and does not require execution by the Limited Partners. No other changes to the Partnership Agreement are authorized under this First Amendment.

IN WITNESS WHEREOF, this First Amendment has been executed as of the date first above written.

GENERAL PARTNER:

XHR GP, Inc.
a Delaware corporation

By:	/s/ MARCEL VERBAAS
Name:	Marcel Verbaas
Title:	Chairman and Chief Executive Officer

EXHIBIT C-1
CERTIFICATION OF NON-FOREIGN STATUS
(FOR REDEEMING LIMITED PARTNERS THAT ARE ENTITIES)

Under Sections 1445(e) and 1446(f) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of certain partnership interests, the transferee is required to withhold a percentage of the amount realized by the non-U.S. person upon the disposition. To inform XHR GP, Inc. (the “General Partner”) and XHR LP (the “Partnership”) that no withholding is required with respect to the redemption by ____________ (“Partner”) of its Common Units in the Partnership, the undersigned hereby certifies the following on behalf of Partner:

1.	Partner is not a foreign corporation, foreign partnership, foreign trust, or foreign estate, as those terms are defined in the Code and the Treasury regulations thereunder.

2.	Partner is not a disregarded entity as defined in Treasury Regulation Section 1.1445‑2(b)(2)(iii).

3.	The U.S. employer identification number of Partner is _____________.

4.	The principal business address of Partner is: ________________________________, _______________________ and Partner’s place of incorporation is _____________.

5.	Partner agrees to inform the General Partner if it becomes a foreign person at any time during the three-year period immediately following the date of this notice.

6.
Partner understands that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

PARTNER:

By:
Name:
Title:

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Partner.

Date: _________________    ______________________________________
Name:
Title:

EXHIBIT C-2

CERTIFICATION OF NON-FOREIGN STATUS
(FOR REDEEMING LIMITED PARTNERS THAT ARE INDIVIDUALS)

Under Sections 1445(e) and 1446(f) of the Internal Revenue Code of 1986, as amended (the “Code”), in the event of a disposition by a non-U.S. person of certain partnership interests, the transferee is required to withhold a percentage of the amount realized by the non-U.S. person upon the disposition. To inform XHR GP, Inc. (the “General Partner”) and XHR LP (the “Partnership”) that no withholding is required with respect to my redemption of my Common Units in the Partnership, I, ___________, hereby certify the following:

1. I am not a nonresident alien for purposes of U.S. income taxation.

2. My U.S. taxpayer identification number (social security number) is _____________.

3. My home address is: ____________________________________________________.

4. I agree to inform the General Partner promptly if I become a nonresident alien at any time during the three-year period immediately following the date of this notice.

5. I understand that this certification may be disclosed to the Internal Revenue Service by the General Partner and that any false statement contained herein could be punished by fine, imprisonment, or both.

______________________________________
Name:

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete.

Date: _________________             ________________________________
Name:
Title:

EXHIBIT D

NOTICE OF ELECTION BY PARTNER TO CONVERT
LTIP UNITS INTO COMMON UNITS

The undersigned holder of LTIP Units hereby irrevocably: (i) elects to convert the number of LTIP Units in XHR LP (the “Partnership”) set forth below into Common Units in accordance with the terms of the Agreement of Limited Partnership of the Partnership, as amended; and (ii) directs that any cash in lieu of Common Units that may be deliverable upon such conversion be delivered to the address specified below. The undersigned hereby represents, warrants and certifies that the undersigned: (a) has title to such LTIP Units, free and clear of the rights or interests of any other person or entity other than the Partnership or the General Partner; (b) has the full right, power, and authority to cause the conversion of such LTIP Units as provided herein; and (c) has obtained the consent to or approval of all persons or entities, if any, having the right to consent to or approve such conversion.

Name of Holder: ______________________________________________
(Please Print: Exact Name as Registered with Partnership)

Number of LTIP Units to be Converted: ___________________________

Date of this Notice: ____________________________________________

Conversion Date: ______________________________________________

____________________________________________________________
(Signature of Holder: Sign Exact Name as Registered with Partnership)

____________________________________________________________
(Street Address)

____________________________________________________________
(City)     (State)     (Zip Code)